T. Rowe Price Summit Funds

Supplement to summary prospectuses

The following change becomes effective with the open of business on August 1, 2011.

In the fee table, the line item entitled “Maximum account fee” and its footnote are revised as follows:

Maximum account fee	$20[a]

  a  Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

The date of this supplement is July 1, 2011.

G03-041-S    7/1/11